SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 26, 2003


                                IBT Bancorp, Inc.
             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                      0-25903               25-1532164
----------------------------         --------------       ----------------------
(State or other jurisdiction         (SEC File No.)       (IRS Employer
of incorporation)                                         Identification Number)



309 Main Street, Irwin, Pennsylvania                                    15642
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5. Other Events

          On March 26, 2003, the Registrant announced that its application to list its common stock on the American Stock Exchange (AMEX) has been approved.

          For further  details,  reference  is made to the Press  Release  dated
          March  26,  2003,   which  is  attached   hereto  as  Exhibit  99  and
          incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          Exhibit 99 -- Press Release dated March 26, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       IBT Bancorp, Inc.


Date: March 27, 2003                  By: /s/ Charles G. Urtin
      --------------------                --------------------------------------
                                          Charles G. Urtin
                                          President and Chief Executive Officer